               FORM OF SERIES 1997-1 CERTIFICATEHOLDERS' STATEMENT

                        U.S. BANK NATIONAL ASSOCIATION ND

              ----------------------------------------------------
                     FIRST BANK CORPORATE CARD MASTER TRUST

              ----------------------------------------------------

     The information which is required to be prepared with respect to the Distribution Date of February 16, 1999 and with respect to the performance of the Trust during the related Collection Period(s).

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

                                                                                                                   2/16/99
A.   INFORMATION REGARDING THE CURRENT DISTRIBUTION (STATED ON THE BASIS OF
     $1,000 ORIGINAL CERTIFICATE PRINCIPAL BALANCE)

     1.  Class A Monthly Principal                                                                            $               -
                                                                                                             ---------------------

     2.  Class B Monthly Principal                                                                            $               -
                                                                                                             ---------------------

     3.  Collateral Monthly Principal                                                                         $               -
                                                                                                             ---------------------

     4.  Class A Monthly Interest                                                                             $             32.00
                                                                                                             ---------------------

     5.  Class A Deficiency Amounts                                                                           $               -
                                                                                                             ---------------------

     6.  Class A Additional Interest                                                                          $               -
                                                                                                             ---------------------

     7.  Class B Monthly Interest                                                                             $             32.75
                                                                                                             ---------------------

     8.  Class B Deficiency Amounts                                                                           $               -
                                                                                                             ---------------------

     9.  Class B Additional Interest                                                                          $               -
                                                                                                             ---------------------

     10.  Collateral Monthly Interest                                                                         $              4.76
                                                                                                             ---------------------

     11.  Accrued and unpaid Collateral Monthly Interest                                                      $               -
                                                                                                             ---------------------

B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1.   Principal Collections
     (a)  Principal Collections allocated to the Class A Certificates                                         $    336,466,617.50
                                                                                                             ---------------------

     (b)  Principal Collections allocated to the Class B Certificates                                         $      5,369,148.15
                                                                                                             ---------------------

     (c)  Principal Collections allocated to the Collateral Investor Interest                                 $     16,107,444.46
                                                                                                             ---------------------

2.   Trust Principal Component
     (a)  Trust Principal Component as of the end of the related Collection Period(s)                         $    537,461,194.50
                                                                                                             ---------------------

     (b)  Series 1997-1 Invested Amount as of the end of the related Transfer Date(s)                         $    420,000,000.00
                                                                                                             ---------------------

     (c)  Series 1997-1 Adjusted Invested Amount as of the end of the related Transfer Date(s)                $    420,000,000.00
                                                                                                             ---------------------

     (d)  Class A Invested Amount as of the end of the related Transfer Date(s)                               $    394,800,000.00
                                                                                                             ---------------------

     (e)  Class A Adjusted Invested Amount as of the end of the related Transfer Date(s)                      $    394,800,000.00
                                                                                                             ---------------------

     (f)  Class B Invested Amount as of the end of the related Transfer Date(s)                               $      6,300,000.00
                                                                                                             ---------------------

     (g)  Collateral Invested Amount as of the end of the related Transfer Date(s)                            $     18,900,000.00
                                                                                                             ---------------------

     (h)  Floating Allocation Percentage with respect to the related Collection Period(s)                                  77.37%
                                                                                                             ---------------------

     (i)  Class A Floating Percentage with respect to the related Collection Period(s)                                     72.72%
                                                                                                             ---------------------

     (j)  Class B Floating Percentage with respect to the related Collection Period(s)                                      1.16%
                                                                                                             ---------------------

     (k)  Collateral Floating Percentage with respect to the related Collection Period(s)                                   3.48%
                                                                                                             ---------------------

     (l) Fixed Allocation Percentage with respect to the related Collection
         Period(s)                                                                                                            N/A
                                                                                                             ---------------------

     (m) Class A Fixed Percentage with respect to the related Collection
         Period(s)                                                                                                            N/A
                                                                                                             ---------------------

     (n) Class B Fixed Percentage with respect to the related Collection
         Period(s)                                                                                                            N/A
                                                                                                             ---------------------

     (o) Collateral Fixed Percentage with respect to the related Collection
         Period(s)                                                                                                            N/A
                                                                                                             ---------------------

3.   Delinquent Balances
     The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related
     Collection Period(s):

                                                                                                              Aggregate Account
                                                                                                                   Balance
                                                                                                             ---------------------
                              (a) 30-59 days:                                                                 $      3,729,354.27
                              (b) 60-89 days:                                                                 $      2,762,737.63
                              (c) 90-119 days:                                                                $        735,915.89
                              (d) 120-149 days:                                                               $               -
                              Total:                                                                          $      7,228,007.79

                                                                                                                Percentage of
                                                                                                              Total Receivables
                                                                                                             ---------------------
                              (a) 30-59 days:                                                                               0.68%
                              (b) 60-89 days:                                                                               0.50%
                              (c) 90-119 days:                                                                              0.13%
                              (d) 120-149 days:                                                                             0.00%
                              Total:                                                                                        1.32%

4.   Investor Default Amount
     (a) Investor Default Amount for the related Collection Period(s)                                         $        107,431.31
                                                                                                             ---------------------

     (b) Class A Investor Default Amount for the related Collection Period(s)                                 $        100,985.43
                                                                                                             ---------------------

     (c) Class B Investor Default Amount for the related Collection Period(s)                                 $          1,611.47
                                                                                                             ---------------------

     (d) Collateral Investor Default Amount for the related Collection Period(s)                              $          4,834.41
                                                                                                             ---------------------

5.   Investor Charge-Offs
     (a) Aggregate Class A Investor Charge-Offs for the related Collection Period(s)                          $               -
                                                                                                             ---------------------

     (b) Class A Charge-Offs per $1,000 of original Certificate
          Principal Balance                                                                                   $               -
                                                                                                             ---------------------

     (c) Aggregate Class B Investor Charge-Offs for the related Collection Period(s)                          $               -
                                                                                                             ---------------------

     (d) Class B Charge-Offs per $1,000 of original Certificate
          Principal Balance                                                                                   $               -
                                                                                                             ---------------------

     (e) Aggregate Collateral Investor Charge-Offs for the related Collection Period(s)                       $               -
                                                                                                             ---------------------

     (f) Collateral Charge-Offs per $1,000 of original Certificate
          Principal Balance                                                                                   $               -
                                                                                                             ---------------------

     (g) Aggregate Class A Investor Charge-Offs reimbursed on the related
          Transfer Date(s)                                                                                    $               -
                                                                                                             ---------------------

     (h) Class A Investor Charge-Offs reimbursed per $1,000 of original Certificate
          Principal Balance                                                                                   $               -
                                                                                                             ---------------------

     (i) Aggregate Class B Investor Charge-Offs reimbursed on the related
          Transfer Date(s)                                                                                    $               -
                                                                                                             ---------------------

     (j) Class B Investor Charge-Offs reimbursed per $1,000 of original Certificate
          Principal Balance                                                                                   $               -
                                                                                                             ---------------------

     (k) Aggregate Collateral Investor Charge-Offs reimbursed on the related
          Transfer Date(s)                                                                                    $               -
                                                                                                             ---------------------

     (l) Collateral Investor Charge-Offs reimbursed per $1,000 of original Certificate
          Principal Balance                                                                                   $               -
                                                                                                             ---------------------

6.   Monthly Investor Servicing Fee
     (a) Class A Servicing Fee payable for the related Collection Period(s)                                   $        329,000.00
                                                                                                             ---------------------

     (b) Class B Servicing Fee payable for the related Collection Period(s)                                   $          5,250.00
                                                                                                             ---------------------

     (c) Collateral Servicing Fee payable for the related Collection Period(s)                                $         15,750.00
                                                                                                             ---------------------

7.   Reallocations
     (a) Reallocated Collateral Principal Collections with respect to
         the related Collection Period(s)                                                                     $               -
                                                                                                             ---------------------

     (b) Reallocated Class B Principal Collections with respect to
         the related Collection Period(s)                                                                     $               -
                                                                                                             ---------------------

     (c) Collateral Invested Amount as of this Distribution Date                                              $     18,900,000.00
                                                                                                             ---------------------

     (d) Class B Invested Amount as of this Distribution Date                                                 $      6,300,000.00
                                                                                                             ---------------------

8.   Yield Collections and Net Interchange
     (a)  Aggregate Yield Collections (including Net Interchange) processed during the related Collection Period allocated
          in respect of the Class A Investor Certificate                                                      $     12,797,581.79
                                                                                                             ---------------------

     (b)  Aggregate Yield Collections (including Net Interchange)

          processed during the related Collection Period allocated
          in respect of the Class B Investor Certificate                                                      $        204,216.73
                                                                                                             ---------------------

     (c)  Aggregate Yield Collections (including Net Interchange)
          processed during the related Collection Period allocated
          in respect of the Collateral Investor Certificate                                                   $        612,650.19
                                                                                                             ---------------------

9.   Principal Funding Amount
     (a) Principal amount in Principal Funding Account on the
         related Transfer Date                                                                                $               -
                                                                                                             ---------------------

     (b) Deficit Controlled Accumulation Amount with respect
         to the related Collection Period(s)                                                                  $               -
                                                                                                             ---------------------

     (c) Principal Funding Investment Proceeds deposited in the
          Collection Account on the related Transfer Date(s)                                                  $               -
                                                                                                             ---------------------

     (d) Reserve Draw Amount deposited in the Collection Account
         on the related Transfer Date(s) from the Reserve Account                                             $               -
                                                                                                             ---------------------

10.  Reserve Draw Amount on the related Transfer Date(s)                                                      $               -
                                                                                                             ---------------------

11.  Overconcentration Draw Amount on the related Transfer Date(s)                                            $               -
                                                                                                             ---------------------

12.  Available Funds
     (a) Class A Available Funds on deposit in the Collection Account on the related                          $     12,543,048.20
         Transfer Date(s)                                                                                    ---------------------

     (a) Class B Available Funds on deposit in the Collection Account on the related                          $        200,155.02
         Transfer Date(s)                                                                                    ---------------------

     (a) Collateral Available Funds on deposit in the Collection Account on the related                       $        600,465.07
         Transfer Date(s)                                                                                    ---------------------

13.  Portfolio Yield and Base Rate
     (a) Portfolio Yield for the related Collection Period                                                                 20.56%
                                                                                                             ---------------------

     (b) Base Rate for the related Collection Period                                                                        7.37%
                                                                                                             ---------------------

14.  Monthly Payment Rate                                                                                                  85.22%
                                                                                                             ---------------------

15.  Principal Payment Rate                                                                                                85.22%
                                                                                                             ---------------------

16.  Gross Losses as a Percentage of Charge Volume & Fees                                                                   0.27%
                                                                                                             ---------------------

17.  Minimum Transferor's Percentage                                                                                       12.00%
                                                                                                             ---------------------

     U.S. Bank Card Services, Inc.
     Servicer

     By:\s\Charles W. Devens
     Name:  Charles W. Devens

     Title:  Assistant Vice President

                   SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                    COLLECTION PERIOD ENDING JANUARY 31, 1999
                        U.S. BANK NATIONAL ASSOCIATION ND
               FIRST BANK CORPORATE CARD MASTER TRUST SERIES 1997-1                                                  2/16/99


      1.  Investor Percentage of Principal Collections                                                       $     357,943,210.11
                                                                                                            ----------------------

      2.  Investor Percentage of Yield Collections (ex. Net Interchange)                                     $       7,304,963.47
                                                                                                            ----------------------

      3.  Investor Percentage of Net Interchange                                                             $       6,309,485.24
                                                                                                            ----------------------

      4.  Servicer Interchange                                                                               $         350,000.00
                                                                                                            ----------------------

      5.  The aggregate amount of funds on deposit in Collection Account allocable to Series
           1997-1 Certificates                                                                               $     480,260,660.27
                                                                                                            ----------------------

      6.  Funds in Principal Funding Account allocable to Series 1997-1 Certificates                         $                -
                                                                                                            ----------------------

      7.  Aggregate amount paid in accordance with the Loan Agreement pursuant to Section 4.11               $          89,880.00
                                                                                                            ----------------------

      8.  Required Collateral Invested Amount over the Collateral Invested Amount                            $                -
                                                                                                            ----------------------

      9.  Collateral Invested Amount                                                                         $      18,900,000.00
                                                                                                            ----------------------

      10. The amount of Monthly Interest, Deficiency Amounts and Additional
          Interest payable to the
         (i) Class A Certificateholders                                                                      $      12,633,600.00
                                                                                                            ----------------------

         (ii) Class B Certificateholders                                                                     $         206,325.00
                                                                                                            ----------------------

         (iii) Collateral Interest Holder                                                                    $          89,880.00
                                                                                                            ----------------------

      11. The amount of principal payable to the
         (i) Class A Certificateholders                                                                      $                -
                                                                                                            ----------------------

         (ii) Class B Certificateholders                                                                     $                -
                                                                                                            ----------------------

         (iii) Collateral Interest Holder                                                                    $                -
                                                                                                            ----------------------

      12. The sum of all amounts payable to the
         (i) Class A Certificateholders                                                                      $      12,633,600.00
                                                                                                            ----------------------

         (ii) Class B Certificateholders                                                                     $         206,325.00
                                                                                                            ----------------------

         (iii) Collateral Interest Holder                                                                    $          89,880.00
                                                                                                            ----------------------

      13. To the knowledge of the undersigned, no Early Amortization Event has occurred except as described below:

      None

      In witness whereof, the undersigned has duly executed this certificate this 22nd day of February, 1999.

      U.S. Bank Card Services, Inc.
      Servicer

      By:\s\Charles W. Devens
      Name:  Charles W. Devens

      Title:  Assistant Vice President